SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 5, 2007

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE, Cedar Rapids, Iowa	52498
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Appointment of Directors to Committees of the Board of Directors.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated November 5, 2007, filed by the Company with the Securities and Exchange Commission on November 6, 2007 announcing the appointment of Ralph E. Eberhart as a director of the Company. This Form 8-K/A amends Item 5.02 of the original 8-K to report that on February 12, 2008, the Company's Board of Directors appointed Ralph E. Eberhart to the Company's Board Nominating and Governance Committee and the Company’s Technology Committee.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated: February 14, 2008	By /s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President,
General Counsel and Secretary